UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022

ACCURAY INCORPORATED

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace

Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 19, 2022, Franco Palomba provided Accuray Incorporated (the “Company”) with notice of his intent to resign from his position as Chief Accounting Officer and principal accounting officer, which resignation will be effective January 3, 2023, due to personal reasons. Mr. Palomba’s resignation was not a result of any disagreement with the Company or its Board of Directors, or any matter relating to the Company’s operations, policies or practices.

(c) On December 21, 2022, the Company’s Board of Directors appointed Gina Corradetti, 49, as the Company’s Chief Accounting Officer and principal accounting officer, effective January 3, 2023. Ms. Corradetti joined the Company in December 2022 as Vice President, Controller. Previously, she served as Corporate Controller at Gynesonics, Inc., a developer of treatment solutions for uterine conditions, from October 2021. Prior to that, she served as Assistant Corporate Controller of Varian Medical Systems, a manufacturer of medical devices and software for treating cancer and other medical conditions that was acquired by Siemens Healthineers in 2021, from May 2018 through October 2021; Director, Accounting Advisory Services at KPMG LLP, an accounting firm, from November 2014 through May 2018; and has served in various positions, most recently as Senior Manager (Director level), at PricewaterhousCoopers LLP, an accounting firm, from October 1999 through November 2014. Ms. Corradetti began her career at BDO Dunwoody LLP. Ms. Corradetti received a Bachelor of Business Administration from Wilfrid Laurier University.

In connection with her appointment, Ms. Corradetti will enter into the Company's standard indemnification agreement. Ms. Corradetti will not receive any additional compensation in connection with her appointment. Ms. Corradetti has no family relationships or related party transactions with the Company that would require disclosure under Items 401(d) and 404(a) of Regulation S-K in connection with her appointment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: December 22, 2022	By:	/s/ Jesse Chew
Jesse Chew
Senior Vice President, General Counsel & Corporate Secretary